Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 15, 2016, is by and between EMERGE ENERGY SERVICES LP, a Delaware limited partnership with offices located at 180 State Street, Suite 225, Southlake, Texas 76092 (the “Partnership”), and SIG STRATEGIC INVESTMENTS, LLLP (the “Buyer”).

RECITALS

A.                                    In connection with the Securities Purchase Agreement by and among the parties hereto, dated as of August 8, 2016 (the “Securities Purchase Agreement”), the Partnership has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyer (i) the Series A Preferred Units (as defined in the Securities Purchase Agreement), which will be convertible into Conversion Units (as defined in the Securities Purchase Agreement) in accordance with the terms of the LP Amendment (as defined in the Securities Purchase Agreement) and (ii) the Warrants (as defined in the Securities Purchase Agreement) which will be exercisable to purchase Warrant Units (as defined in the Securities Purchase Agreement) in accordance with the terms of the Warrants.

B.                                    To induce the Buyer to consummate the transactions contemplated by the Securities Purchase Agreement, the Partnership has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership and the Buyer hereby agree as follows:

1.                                      Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

(a)                                 “Affiliate” means, with respect to a specified Person, directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person.  For the purposes of this definition, “control” means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(b)                                 “Business Day” means any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(c)                                  “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

(d)                                 “Effective Date” means the date that the applicable Registration Statement has been declared effective by the SEC.

(e)                                  “Effectiveness Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the earlier of the (A) 120th calendar day after the Closing Date and (B) 2nd Business Day after the date the Partnership is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review and (ii) with respect to any additional Registration Statements that may be required to be filed by the Partnership pursuant to this Agreement, the earlier of the (A) 120th calendar day following the date on which the Partnership was required to file such additional Registration Statement and (B) 2nd Business Day after the date the Partnership is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review.

(f)                                   “Holder” means the Buyer or any Affiliate of the Buyer for so long as the Buyer or such Affiliate is a record holder of any Registrable Securities.

(g)                                  “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

(h)                                 “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

(i)                                     “Registrable Securities” means (i) the Conversion Units, (ii) the Warrant Units beneficially owned by the Buyer or an Affiliate of the Buyer and (iii) any units or other securities of the Partnership issued or issuable with respect each of (i) and (ii), including, without limitation, (1) as a result of any unit split, unit dividend, recapitalization, exchange or similar event or otherwise and (2) units of the Partnership into which the Common Units (as defined in the Warrants) are converted or exchanged and shares of capital stock or other security of a Successor Entity (as defined in the Warrants) into which the Common Units are converted or exchanged, in each case, without regard to any limitations on conversion of the Series A Preferred Units or exercise of the Warrants.

(j)                                    “Registration Statement” means a registration statement or registration statements of the Partnership filed under the 1933 Act covering Registrable Securities.

(k)                                 “Required Registration Amount” means the sum of (i) 125% of the maximum number of Conversion Units issuable upon conversion of the Series A Preferred Units as of the Closing Date (without taking into account any limitations on the conversion of the Series A Preferred Units set forth in the LP Agreement) and (ii) the maximum number of Warrant Units issued and issuable pursuant to the Warrants immediately preceding the applicable date of determination (without taking into account any limitations on the exercise of the Warrants set forth therein), all subject to adjustment as provided in Section 2(b) and/or Section 2(d).

(l)                                     “Rule 144” means Rule 144 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Partnership to the public without registration.

(m)                             “Rule 415” means Rule 415 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC providing for offering securities on a continuous or delayed basis.

(n)                                 “SEC” means the United States Securities and Exchange Commission or any successor thereto.

2.                                      Registration.

(a)                                 Mandatory Registration.  The Partnership shall prepare and, as soon as commercially practicable, file with the SEC an initial Registration Statement on Form S-1 covering the resale of all of the Registrable Securities, provided that such initial Registration Statement shall register for resale at least the number of Common Units equal to the Required Registration Amount as of the date such Registration Statement is initially filed with the SEC.  Such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, shall contain the “Selling Unitholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B.  The Partnership shall use its commercially reasonable efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, declared effective by the SEC as soon as practicable, but in no event later than the applicable Effectiveness Deadline for such Registration Statement.

(b)                                 Sufficient Number of Units Registered.  In the event the number of units available under any Registration Statement is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Partnership shall amend such Registration Statement (if permissible), or file with the SEC a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises (but taking account of any Staff position with respect to the date on which the Staff will permit such amendment to the Registration Statement and/or such new Registration Statement (as the case may be) to be filed with the SEC).  The Partnership shall use its commercially reasonable efforts to cause such amendment to such Registration Statement and/or such new Registration Statement (as the case may be) to become effective as soon as practicable following the filing thereof with the SEC, but in no event later than the applicable Effectiveness Deadline for such Registration Statement.  For purposes of the foregoing provision, the number of units available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time during the Registration Period (as defined below) the number of Common Units available for resale under the applicable Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90.  The calculation set forth in the foregoing sentence shall be made without regard to any limitations on exercise of the Warrants

(and such calculation shall assume that the Warrants are then fully exercisable for Common Units at the then-prevailing applicable Exercise Price).

(c)                                  Effect of Failure to Obtain and Maintain Effectiveness of any Registration Statement.  If (i) a Registration Statement covering the resale of all of the Registrable Securities required to be covered thereby (disregarding any reduction pursuant to Section 2(d)) and required to be filed by the Partnership pursuant to this Agreement is not declared effective by the SEC on or before the Effectiveness Deadline for such Registration Statement (an “Effectiveness Failure”) (it being understood that if on the Business Day immediately following the Effective Date for such Registration Statement the Partnership shall not have filed a “final” prospectus for such Registration Statement with the SEC under Rule 424(b) in accordance with Section 3(b) (whether or not such a prospectus is technically required by such rule), the Partnership shall be deemed to not have satisfied this clause (i)(B) and such event shall be deemed to be an Effectiveness Failure), (ii) other than during an Allowable Grace Period (as defined below), on any day after the Effective Date of a Registration Statement sales of all of the Registrable Securities required to be included on such Registration Statement (disregarding any reduction pursuant to Section 2(d)) cannot be made pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of (or a failure to timely list) the Common Units on the Principal Market (as defined in the Securities Purchase Agreement), or a failure to register a sufficient number of Common Units or by reason of a stop order) or the prospectus contained therein is not available for use for any reason (a “Maintenance Failure”), or (iii) if after the six month anniversary of the Closing Date a Registration Statement is not effective for any reason or the prospectus contained therein is not available for use for any reason, and either (x) the Partnership fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (y) the Partnership has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Partnership shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Current Public Information Failure”) as a result of which the Holder is unable to sell Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions), then, as partial relief for the damages to the Holder by reason of any such delay in, or reduction of, its ability to sell the underlying Common Units (which remedy shall not be exclusive of any other remedies available at law or in equity), the Partnership shall pay to the Holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement):  (1) on the date of such Effectiveness Failure, Maintenance Failure or Current Public Information Failure, as applicable, and (2) on every thirty (30) day anniversary of (I) an Effectiveness Failure until such Effectiveness Failure is cured; (II) a Maintenance Failure until such Maintenance Failure is cured; and (III) a Current Public Information Failure until the earlier of (i) the date such Current Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (in each case, pro rated for periods totaling less than thirty (30) days).  The payments to which a Holder shall be entitled pursuant to this Section 2(c) are referred to herein as “Registration Delay Payments.”  Following the initial Registration Delay Payment for any particular event or failure (which shall be paid on the date of such event or failure, as set forth above), without limiting the foregoing, if an event or failure giving rise to the Registration Delay Payments is cured prior to any thirty (30)

day anniversary of such event or failure, then such Registration Delay Payment shall be made on the third (3rd) Business Day after such cure.  In the event the Partnership fails to make Registration Delay Payments in a timely manner in accordance with the foregoing, such Registration Delay Payments shall bear interest at the rate of one percent (1%) per month (prorated for partial months) until paid in full.  Notwithstanding the foregoing, (i) no Registration Delay Payments shall be owed to the Holder (other than with respect to a Maintenance Failure resulting from a suspension or delisting of (or a failure to timely list) the Common Units on the Principal Market) with respect to any period during which all of the Holder’s Registrable Securities may be sold by the Holder without restriction under Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) and (ii) no Registration Delay Payments shall be owed to the Holder to the extent the Holder shall have received Registration Delay Payments in excess of 10% of the aggregate Purchase Price of the Holder. For the avoidance of doubt, no more than one Registration Delay Payment shall be payable by the Partnership at any given time, notwithstanding that more than one failure giving rise to a Registration Delay Payment shall have occurred and is continuing (e.g., an Effectiveness Failure and a Current Public Information Failure continuing simultaneously); provided that Registration Delay Payments shall continue in accordance with this Section 2(c) until all failures giving rise to such payments are cured.

(d)                                 Offering.  Notwithstanding anything to the contrary contained in this Agreement, in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by, or on behalf of, the Partnership, or in any other manner, such that the Staff or the SEC do not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Holder without being named therein as an “underwriter,” then the Partnership shall reduce the number of units to be included in such Registration Statement by the Holder until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid.  In making such reduction, the Partnership shall reduce the number of units to be included by the Holder .  In addition, in the event that the Staff or the SEC requires the Holder to be specifically identified as an “underwriter” in order to permit such Registration Statement to become effective, and the Holder does not consent to being so named as an underwriter in such Registration Statement, then the Partnership shall reduce the total number of Registrable Securities to be registered on behalf of the Holder, until such time as the Staff or the SEC does not require such identification or until the Holder accepts such identification and the manner thereof.  Any reduction pursuant to this paragraph will first reduce all Registrable Securities other than those issued pursuant to the Securities Purchase Agreement. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Holder shall have the right to require, upon delivery of a written request to the Partnership signed by the Holder, the Partnership to file a registration statement within twenty (20) days of such request (subject to any restrictions imposed by Rule 415 or required by the Staff or the SEC) for resale by the Holder, and the Partnership shall following such request use its commercially reasonable efforts to cause to be and keep effective such registration statement in the same manner as otherwise contemplated in this Agreement for registration statements hereunder, in each case until such time as: (i) all Registrable Securities held by the Holder have been registered and sold pursuant to an effective Registration Statement in a manner acceptable to the Holder or (ii) all Registrable Securities may be resold by the Holder without restriction (including, without limitation, volume limitations) pursuant to Rule 144 (taking account of any Staff position with respect to “affiliate” status) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (iii) the Holder agrees to be named as an underwriter in any such Registration Statement in a manner acceptable to the Holder as to all Registrable Securities held by the Holder and that have not theretofore been included in a Registration Statement under this Agreement (it being understood that the special demand right under this sentence may be exercised by the Holder multiple times and with respect to limited amounts of Registrable Securities in order to permit the resale thereof by the Holder as contemplated above).

(e)                                  Piggyback Registrations.  Without limiting any obligation of the Partnership hereunder or under the Securities Purchase Agreement, if there is not an effective Registration Statement covering all of the Registrable Securities or the prospectus contained therein is not available for use and the Partnership shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the 1933 Act (an “Offering”) of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Partnership’s unit option or other employee benefit plans), then the Partnership shall deliver to the Holder a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, the Holder shall so request in writing, the Partnership shall include in such registration statement all or any part of such Registrable Securities the Holder requests to be registered; provided, however, the Partnership shall not be required to register any Registrable Securities pursuant to this Section 2(e) that are eligible for resale pursuant to Rule 144 without restriction (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or that are the subject of a then-effective Registration Statement. If, in connection with an Offering, the primary managing underwriter of such Offering shall advise the Partnership that, in its reasonable opinion, the number of securities requested and otherwise proposed to be included in such Offering exceeds the number which can be sold in such offering without an adverse effect on the price, timing or distribution of the securities to be offered (an “Adverse Effect”), then the Partnership shall include in such Offering the number of Common Units that such primary managing underwriter advises the Partnership can be sold without having such Adverse Effect, with such number to be allocated (i) first to the Partnership and (ii) second, and if any, the number of included Registrable Securities that, in the opinion of such primary managing underwriter, can be sold without having such Adverse Effect.

(f)                                   Registration Rights of Other Securities. So long as any Registrable Securities remain outstanding, Partnership shall not cause a registration statement relating to the resale of the Partnership’s equity securities that does not register any Registrable Securities to be declared effective by the SEC prior to the Effective Date.

3.                                      Related Obligations.

The Partnership shall use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Partnership shall have the following obligations:

(a)                                 The Partnership shall promptly prepare and file with the SEC a Registration Statement with respect to all the Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline).  Subject to Allowable Grace Periods, the Partnership shall keep each Registration Statement effective (and the prospectus contained therein available for use) pursuant to Rule 415 for resales by the Holder on a delayed or continuous basis at then-prevailing market prices (and not fixed prices) at all times until the earlier of (i) the date as of which the Holder may sell all of the Registrable Securities required to be covered by such Registration Statement (disregarding any reduction pursuant to Section 2(d)) without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (ii) the date on which the Holder shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”).  Notwithstanding anything to the contrary contained in this Agreement, the Partnership shall ensure that, when filed and at all times while effective, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement (1) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading and (2) will disclose (whether directly or through incorporation by reference to other SEC filings to the extent permitted) all material information regarding the Partnership and its securities.  The Partnership shall submit to the SEC, within one (1) Business Day after the later of the date that the Partnership learns that no review of a particular Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Registration Statement (as the case may be), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request.  The Partnership shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than fifteen (15) days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective.

(b)                                 Subject to Section 3(r) of this Agreement, the Partnership shall prepare and file with the SEC such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with each such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep each such Registration Statement effective at all times during the Registration Period for such Registration Statement, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Partnership required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement; provided, however, by 8:30 a.m. (New York time) on the Business Day immediately following each Effective Date, the Partnership shall file with the SEC in accordance with Rule 424(b) under the 1933 Act the final prospectus to be used in connection with sales pursuant to the applicable Registration Statement (whether or not such a prospectus is technically required by such rule).  In the case of amendments and supplements to any Registration Statement which are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 3(b)) by reason of the Partnership filing a report on Form 10-Q or Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Partnership shall, if permitted under the applicable rules and regulations of the SEC, have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Partnership to amend or supplement such Registration Statement.

(c)                                  The Partnership shall, during the Registration Period, (A) permit legal counsel for the Holder to review and comment upon (i) each Registration Statement at least three (3) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to each such Registration Statement (including, without limitation, the prospectus contained therein) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which legal counsel for the Holder reasonably objects. The Partnership shall promptly furnish to legal counsel for the Holder, without charge, copies of any correspondence from the SEC or the Staff to the Partnership or its representatives relating to each Registration Statement, provided that such correspondence shall not contain any material, non-public information regarding the Partnership or any of its Subsidiaries (as defined in the Securities Purchase Agreement). The Partnership shall reasonably cooperate with legal counsel for the Holder in performing the Partnership’s obligations pursuant to this Section 3.

(d)                                 The Partnership shall promptly furnish to the Holder whose Registrable Securities are included in any Registration Statement, without charge, (i) after the same is prepared and filed with the SEC, an electronic copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by the Holder, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of each Registration Statement, an electronic copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Holder may reasonably request from time to time) and (iii) such other documents, including, without limitation, copies of any preliminary or final prospectus, as the Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Holder.

(e)                                  The Partnership shall use its commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Holder of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Partnership shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y)

subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.  The Partnership shall promptly notify the Holder and legal counsel for the Holder of the receipt by the Partnership of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f)                                   The Partnership shall notify the Holder and legal counsel for the Holder in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, may include an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information regarding the Partnership or any of its Subsidiaries), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement and such prospectus contained therein to correct such untrue statement or omission and deliver an electronic copy of such supplement or amendment to the Holder and legal counsel for the Holder. The Partnership shall also promptly notify the Holder and legal counsel for the Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Holder and legal counsel for the Holder by e-mail on the same day of such effectiveness and by overnight mail), and when the Partnership receives written notice from the SEC that a Registration Statement or any post-effective amendment will be reviewed by the SEC, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Partnership’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate; and (iv) of the receipt of any request by the SEC or any other federal or state governmental authority for any additional information relating to the Registration Statement or any amendment or supplement thereto or any related prospectus.  The Partnership shall respond as promptly as practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto (it being understood and agreed that the Partnership’s response to any such comments shall be delivered to the SEC no later than fifteen (15) Business Days after the receipt thereof).

(g)                                  The Partnership shall (i) use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of each Registration Statement or the use of any prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and (ii) notify the Holder and legal counsel for the Holder of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)                                 If the Holder may be required under applicable securities law to be described in any Registration Statement as an underwriter and the Holder consents to so being named an underwriter, at the request of the Holder, the Partnership shall furnish to the Holder, on the date of the effectiveness of such Registration Statement and thereafter from time to time on such dates as the Holder may reasonably request (i) a letter, dated such date, from the Partnership’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holder, and (ii) an opinion, dated as of such date, of counsel representing the Partnership for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Holder.

(i)                                     If the Holder may be required under applicable securities law to be described in any Registration Statement as an underwriter and the Holder consents to so being named an underwriter, upon the written request of the Holder, the Partnership shall make available for inspection by (i) the Holder, (ii) legal counsel for the Holder and (iii) one (1) firm of accountants or other agents retained by the Holder (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent partnership documents and properties of the Partnership (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Partnership’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, each Inspector shall agree in writing to hold in strict confidence and not to make any disclosure (except to the Holder) or use of any Record or other information which the Partnership’s board of directors determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (1) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (2) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (3) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement).  The Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Partnership and allow the Partnership, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein (or in any other confidentiality agreement between the Partnership and the Holder, if any) shall be deemed to limit the Holder’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(j)                                    The Partnership shall hold in confidence and not make any disclosure of information concerning the Holder provided to the Partnership unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement pursuant to the 1933 Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document.  The Partnership agrees that it shall, upon learning that disclosure of such information concerning the Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Holder and allow the Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k)                                 Without limiting any obligation of the Partnership under the Securities Purchase Agreement, the Partnership shall use its commercially reasonable efforts either to (i) cause all of the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Partnership are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, (ii) secure designation and quotation of all of the Registrable Securities covered by each Registration Statement on an Eligible Market (as defined in the Securities Purchase Agreement), or (iii) if, despite the Partnership’s best efforts to satisfy the preceding clauses (i) or (ii) the Partnership is unsuccessful in satisfying the preceding clauses (i) or (ii), without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority (“FINRA”) as such with respect to such Registrable Securities.  In addition, the Partnership shall cooperate with the Holder and any broker or dealer through which the Holder proposes to sell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by the Holder.  The Partnership shall pay all fees and expenses in connection with satisfying its obligations under this Section 3(k).

(l)                                     The Partnership shall cooperate with the Holder of Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of Common Units (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and registered in such names as the Holder may request.

(m)                             If requested by the Holder, the Partnership shall as soon as practicable after receipt of notice from the Holder and subject to Section 3(r) hereof, (i) incorporate in a prospectus supplement or post-effective amendment such information as the Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement or prospectus contained therein if reasonably requested by the Holder.

(n)                                 The Partnership shall use its commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(o)                                 The Partnership shall make generally available to its security holders as soon as reasonably practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Partnership’s fiscal quarter next following the applicable Effective Date of each Registration Statement.

(p)                                 The Partnership shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(q)                                 Within one (1) Business Day after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Partnership shall deliver, and shall cause legal counsel for the Partnership to deliver, to the transfer agent for such Registrable Securities (with copies to the Holder of Registrable Securities included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

(r)                                    Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 3(r)), at any time after the Effective Date of a particular Registration Statement, the Partnership may delay the disclosure of material, non-public information concerning the Partnership or any of its Subsidiaries the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Partnership, in the best interest of the Partnership and, in the opinion of counsel to the Partnership, otherwise required (a “Grace Period”), provided that the Partnership shall promptly notify the Holder in writing of the (i) existence of material, non-public information giving rise to a Grace Period (provided that in each such notice the Partnership shall not disclose the content of such material, non-public information to any of the Holder) and the date on which such Grace Period will begin and (ii) date on which such Grace Period ends, provided further that (I) no Grace Period shall exceed ten (10) consecutive days and during any three hundred sixty five (365) day period all such Grace Periods shall not exceed an aggregate of sixty (60) days, (II) the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period and (III) no Grace Period may exist during the sixty (60) Trading Day period immediately following the Effective Date of such Registration Statement (provided that such sixty (60) Trading Day period shall be extended by the number of Trading Days during such period and any extension thereof contemplated by this proviso during which such Registration Statement is not effective or the prospectus contained therein is not available for use) (each, an “Allowable Grace Period”).  For purposes of determining the length of a Grace Period above, such Grace Period shall begin on and include the date the Holder receives the notice referred to in clause (i) above and shall end on and include the later of the date the Holder receives the notice referred to in clause (ii) above and the date referred to in such notice.  The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period.  Upon expiration of each Grace Period, the Partnership shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.  Notwithstanding anything to the contrary contained in this Section 3(r), the Partnership shall cause its transfer agent to deliver unlegended Common Units to a transferee of the Holder in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which the Holder has entered into a contract for sale, and delivered a copy of the prospectus included as part of the particular Registration Statement to the extent applicable, prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled.

(s)                                   The Partnership shall take all other reasonable actions necessary to expedite and facilitate disposition by the Holder of its Registrable Securities pursuant to each Registration Statement.

(t)                                    Neither the Partnership nor any Subsidiary or Affiliate thereof shall identify the Holder as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market and any Buyer being deemed an underwriter by the SEC shall not relieve the Partnership of any obligations it has under this Agreement or any other Transaction Document; provided, however, that the foregoing shall not prohibit the Partnership from including the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit B in the Registration Statement.  Notwithstanding anything herein to the contrary, if the Holder is required by the SEC to be named as an underwriter in a Registration Statement and the Holder elects not to be named as an underwriter (or the Partnership is required by the SEC to reduce the number of Registrable Securities included in such Registration Statement to remove such requirement by the SEC, if applicable or, otherwise, and the Holder refuses to permit such Registration to be so reduced), the Partnership shall not be required to include the Holder’s Registrable Securities in such Registration Statement hereunder and no Registration Delay Payments shall accrue with respect to the Holder’s Registrable Securities.

(u)                                 Neither the Partnership nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Partnership or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Buyer in this Agreement or otherwise conflicts with the provisions hereof.

4.                                      Obligations of the Holder.

(a)                                 At least five (5) Business Days prior to the first anticipated filing date of each Registration Statement, the Partnership shall notify the Holder in writing of the information the Partnership requires from each the Holder with respect to such Registration Statement.  It shall be a condition precedent to the obligations of the Partnership to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Holder that the Holder shall furnish to the Partnership such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Partnership may reasonably request.

(b)                                 The Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Partnership as reasonably requested by the Partnership in connection with the preparation and filing of each Registration Statement hereunder, unless the Holder has notified the Partnership in writing of the Holder’s election to exclude all of the Holder’s Registrable Securities from such Registration Statement.

(c)                                  The Holder agrees that, upon receipt of any notice from the Partnership of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), the Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required.  Notwithstanding anything to the contrary in this Section 4(c), the Partnership shall cause its transfer agent to deliver unlegended Common Units to a transferee of the Holder in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which the Holder has entered into a contract for sale prior to the Holder’s receipt of a notice from the Partnership of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Holder has not yet settled.

(d)                                 The Holder covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

5.                                      Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, FINRA filing fees (if any) and fees and disbursements of counsel for the Partnership shall be paid by the Partnership.  The Partnership shall reimburse legal counsel for the Holder for its fees and disbursements in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $5,000.

6.                                      Indemnification.

(a)                                 To the fullest extent permitted by law, the Partnership will, and hereby does, indemnify, hold harmless and defend the Holder and each of its directors, officers, unitholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls the Holder within the meaning of the 1933 Act or the 1934 Act and each of the directors, officers, unitholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Indemnified Person”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:  (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Partnership files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Partnership of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”).  Subject to Section 6(c), the Partnership shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a):  (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Partnership by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto and (ii) shall not be available to the Holder to the extent such Claim is based on a failure of the Holder to deliver or to cause to be delivered the prospectus made available by the Partnership (to the extent applicable), including, without limitation, a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Partnership pursuant to Section 3(d) and then only if, and to the extent that, following the receipt of the corrected prospectus no grounds for such Claim would have existed; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Partnership, which consent shall not be unreasonably withheld or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of any of the Registrable Securities by the Holder pursuant to Section 9.

(b)                                 In connection with any Registration Statement in which the Holder is participating, the Holder agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Partnership, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Partnership within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Partnership by the Holder expressly for use in connection with such Registration Statement; and, subject to Section 6(c) and the below provisos in this Section 6(b), the Holder will reimburse an Indemnified Party any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Claim; provided, however, the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld or delayed, provided further that the Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Holder as a result of the applicable sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of any of the Registrable Securities by the Holder pursuant to Section 9.

(c)                                  Promptly after receipt by an Indemnified Person or Indemnified Party (as the case may be) under this Section 6 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party (as the case may be); provided, however, an Indemnified Person or Indemnified Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if:  (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Indemnified Person or Indemnified Party (as the case may be) in any such Claim; or (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Indemnified Person or Indemnified Party (as the case may be) and the indemnifying party, and such Indemnified Person or such Indemnified Party (as the case may be) shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Person or such Indemnified Party and the indemnifying party (in which case, if such Indemnified Person or such Indemnified Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnified Person or Indemnified Party (as the case may be).  The Indemnified Party or Indemnified Person (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person (as the case may be) which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person (as the case may be) with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party (as the case may be) under this Section 6, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

(d)                                 The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)                                  The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.                                      Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however:  (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the applicable sale of such Registrable Securities pursuant to such Registration Statement.  Notwithstanding the provisions of this Section 7, the Holder shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by the Holder from the applicable sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that the Holder has otherwise been required to pay, or would otherwise be required to pay under Section 6(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

8.                                      Reports Under the 1934 Act.

With a view to making available to the Holder the benefits of Rule 144, the Partnership agrees from and after the six month anniversary of the Closing Date, to:

(a)                                 make and keep public information available, as those terms are understood and defined in Rule 144;

(b)                                 file with the SEC in a timely manner all reports and other documents required of the Partnership under the 1933 Act and the 1934 Act so long as the Partnership remains subject to such requirements (it being understood and agreed that nothing herein shall limit any obligations of the Partnership under the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)                                  furnish to the Holder so long as the Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Partnership, if true, that it has complied with the reporting, submission and posting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Partnership and such other reports and documents so filed by the Partnership with the SEC if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Holder to sell such securities pursuant to Rule 144 without registration.

9.                                      Assignment of Registration Rights.

All or any portion of the rights under this Agreement shall be automatically assignable by the Holder to any of its Affiliates if (i) the Holder agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Partnership within a reasonable time after such transfer or assignment (as the case may be); (ii) the Partnership is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (a) the name and address of such transferee or assignee (as the case may be), and (b) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (iii) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the 1933 Act or applicable state securities laws if so required; (iv) at or before the time the Partnership receives the written notice contemplated by clause (ii) of this sentence such transferee or assignee (as the case may be) agrees in writing with the Partnership to be bound by all of the provisions contained herein; (v) such transfer or assignment (as the case may be) shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement and the Warrants (as the case may be); and (vi) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws.

10.                               Amendment of Registration Rights.

Provisions of this Agreement may be amended only with the written consent of the Partnership and the Holder.  Any amendment effected in accordance with this Section 10 shall be binding upon the Holder and the Partnership, provided that no such amendment shall be effective to the extent that it (1) applies to less than all of the holders of Registrable Securities or (2) imposes any obligation or liability on the Holder without the Holder’s prior written consent (which may be granted or withheld in the Holder’s sole discretion).  No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

11.                               Miscellaneous.

(a)                                 Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns, or is deemed to own, of record such Registrable Securities.  If the Partnership receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Partnership shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b)                                 Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) with respect to Section 3(c), by electronic mail (provided confirmation of transmission is electronically generated and kept on file by the sending party); or (iv) one (1) Business Day after deposit with a nationally recognized overnight delivery service with next day delivery specified, in each case, properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Partnership:

Emerge Energy Services LP
180 State Street, Suite 225
Southlake, Texas 76092
Telephone:  (817) 865-5830
Attention:  Deborah Deibert
E-Mail:  ddeibert@emergelp.com

With a copy (for informational purposes only) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Telephone:  (713) 546-5400
Facsimile:  (713) 546-5401
Attention:  Ryan J Maierson
E-Mail:  ryan.maierson@lw.com

If to the Transfer Agent:

American Stock Transfer & Trust Company, LLC

15455 Dallas Parkway, Suite 600

Addison, TX 75001

Telephone:  (972) 764-2716
Facsimile:  (972) 764-5101
Attention:  William Torre
E-Mail:  wtorre@amstock.com

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached to the Securities Purchase Agreement, with a copy (for informational purposes only) to Kelley Drye & Warren LLP, 101 Park Avenue, New York, NY 10178, Telephone:  (212) 808-7540, Attention:  Michael A. Adelstein, Esq., E-mail: madelstein@kelleydrye.com, and copies to any other Buyer representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or electronic mail transmission containing the time, date, recipient facsimile number or electronic mail address and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c)                                  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.  The Partnership and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by any other party hereto and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which any party may be entitled by law or equity.

(d)                                 All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)                                  If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f)                                   This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein constitute the entire agreement among the parties hereto and thereto solely with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto solely with respect to the subject matter hereof and thereof; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements the Holder has entered into with the Partnership or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by the Holder in the Partnership, (ii) waive, alter, modify or amend in any respect any obligations of the Partnership or any of its Subsidiaries or any rights of or benefits to the Holder or any other Person in any agreement entered into prior to the date hereof between or among the Partnership and/or any of its Subsidiaries and the Holder and all such agreements shall continue in full force and effect or (iii) limit any obligations of the Partnership under any of the other Transaction Documents.

(g)                                  Subject to compliance with Section 9 (if applicable), this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.  This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto, their respective permitted successors and assigns and the Persons referred to in Sections 6 and 7 hereof.

(h)                                 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.  Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof.  The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.”  The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(i)                                     This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(j)                                    Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)                                 The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.  Notwithstanding anything to the contrary set forth in Section 10, terms used in this Agreement but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

(l)                                     This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

[signature page follows]

IN WITNESS WHEREOF, the Buyer and the Partnership have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PARTNERSHIP:

EMERGE ENERGY SERVICES LP

By:	EMERGE ENERGY SERVICES GP LLC,
its general partner

By:	/s/ Warren Bonham
Name:	Warren Bonham
Title:	Vice President

IN WITNESS WHEREOF, the Buyer and the Partnership have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

SIG STRATEGIC INVESTMENTS, LLLP

By:	/s/ Martin Kobinger
	Name:	Martin Kobinger
	Title:	Investment Manager

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

[To be provided to Holder.]

EXHIBIT B

SELLING UNITHOLDERS

The common units being offered by the selling unitholders are those issuable to the selling unitholders upon conversion of series A preferred units and exercise of the warrants.  For additional information regarding the issuance of series A preferred units and the warrants, see “Private Placement of Series A Preferred Units and Warrants” above.  We are registering the common units in order to permit the selling unitholders to offer the units for resale from time to time.  Except for the ownership of the series A preferred units and the warrants issued pursuant to the Securities Purchase Agreement, the selling unitholders have not had any material relationship with us within the past three years.

The table below lists the selling unitholders and other information regarding the beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) of the common units held by each of the selling unitholders. The second column lists the number of common units beneficially owned by the selling unitholders, based on their respective ownership of series A preferred units and warrants, as of         , 201 , assuming conversion of the series A preferred units and exercise of the warrants held by each such selling unitholder on that date but taking account of any limitations on conversion or exercise related thereto.

The third column lists the common units being offered by this prospectus by the selling unitholders and does not take in account any limitations on conversion of the series A preferred units or exercise of the warrants related thereto.

In accordance with the terms of a registration rights agreement with the holders of the series A preferred units and the warrants, this prospectus generally covers the resale of the sum of (i) 125% of the maximum number of common units issuable upon conversion of the series A preferred units (without regard to any limitations on conversion related thereto) and (ii) the maximum number of common units issuable upon exercise of the warrants, in each case, determined as if the outstanding warrants were exercised in full (without regard to any limitations on exercise contained therein) as of the trading day immediately preceding the date this registration statement was initially filed with the SEC.  Because the conversion price of the series A preferred units and the exercise price of the warrants may be adjusted, the number of units that will actually be issued may be more or less than the number of units being offered by this prospectus. The fourth column assumes the sale of all of the units offered by the selling unitholders pursuant to this prospectus.

Under the terms of the series A preferred units and the warrants, a selling unitholder may not convert the series A preferred units or exercise the warrants to the extent (but only to the extent) such selling unitholder or any of its affiliates would beneficially own a number of our common units which would exceed 4.99%. The number of units in the second column reflects these limitations. The selling unitholders may sell all, some or none of their units in this offering.  See “Plan of Distribution.”

Name of Selling Unitholder	Number of Common Units Owned Prior to Offering	Maximum Number of Common Units to be Sold Pursuant to this Prospectus	Number of Common Units of Owned After Offering
[HOLDER] (1)
[OTHER BUYERS]

(1)                                 [                  ]

PLAN OF DISTRIBUTION

We are registering the common units issuable upon conversion of the series A preferred units and exercise of the warrants to permit the resale of these common units by the holders of the series A preferred units and warrants from time to time after the date of this prospectus.  We will not receive any of the proceeds from the sale by the selling unitholders of the common units.  We will bear all fees and expenses incident to our obligation to register the common units.

The selling unitholders may sell all or a portion of the common units held by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the common units are sold through underwriters or broker-dealers, the selling unitholders will be responsible for underwriting discounts or commissions or agent’s commissions. The common units may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, pursuant to one or more of the following methods:

•                  on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•                  in the over-the-counter market;

•                  in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•                  through the writing or settlement of options, whether such options are listed on an options exchange or otherwise;

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                  block trades in which the broker-dealer will attempt to sell the units as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  short sales made after the date the Registration Statement is declared effective by the SEC;

•                  broker-dealers may agree with a selling security holder to sell a specified number of such units at a stipulated price per unit;

•                  a combination of any such methods of sale; and

•                  any other method permitted pursuant to applicable law.

The selling unitholders may also sell common units under Rule 144 promulgated under the Securities Act of 1933, as amended, if available, rather than under this prospectus. In addition, the selling unitholders may transfer the common units by other means not described in this prospectus. If the selling unitholders effect such transactions by selling common units to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling unitholders or commissions from purchasers of the common units for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the common units or otherwise, the selling unitholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the common units in the course of hedging in positions they assume. The selling unitholders may also sell common units short and deliver common units covered by this prospectus to close out short positions and to return borrowed units in connection with such short sales. The selling unitholders may also loan or pledge common units to broker-dealers that in turn may sell such units.

The selling unitholders may pledge or grant a security interest in some or all of the warrants or common units owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the common units from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling unitholders to include the pledgee, transferee or other successors in interest as selling unitholders under this prospectus. The selling unitholders also may transfer and donate the common units in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

To the extent required by the Securities Act and the rules and regulations thereunder, the selling unitholders and any broker-dealer participating in the distribution of the common units may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the common units is made, a prospectus supplement, if required, will be distributed, which will set forth the aggregate amount of common units being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling unitholders and any discounts, commissions or concessions allowed or re-allowed or paid to broker-dealers.

Under the securities laws of some states, the common units may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the common units may not be sold unless such units have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling unitholder will sell any or all of the common units registered pursuant to the registration statement, of which this prospectus forms a part.

The selling unitholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the common units by the selling unitholders and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the common units to engage in market-making activities with respect to the common units. All of the foregoing may affect the marketability of the common units and the ability of any person or entity to engage in market-making activities with respect to the common units.

We will pay all expenses of the registration of the common units pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, a selling unitholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling unitholders against liabilities, including some liabilities under the Securities Act in accordance with the registration rights agreements or the selling unitholders will be entitled to contribution. We may be indemnified by the selling unitholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling unitholder specifically for use in this prospectus, in accordance with the related registration rights agreements or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the common units will be freely tradable in the hands of persons other than our affiliates.